UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 15, 2008

MULTICELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10221	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 George Washington Highway
Lincoln, Rhode Island 02865
(Address of principal executive offices, including zip code)

(401) 333-0610
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) On January 15, 2008, MultiCell Technologies, Inc. (“MultiCell”) dismissed J.H. Cohn LLP (“Cohn”) as MultiCell’s independent registered public accounting firm. The decision to dismiss Cohn was approved by the Audit Committee of the Board of Directors of MultiCell.

The reports of Cohn on the financial statements of MultiCell for the years ended November 30, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, but did include explanatory paragraphs for the effects of a restatement of the financial statements for the year ended November 30, 2004, the adoption of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” in 2006, and the Company's ability to continue as a going concern.

During the years ended November 30, 2006 and 2005 and through January 15, 2008, there have been no disagreements with Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohn, would have caused Cohn to make reference thereto in its reports on the financial statements of MultiCell for such years.

As previously reported in MultiCell’s Annual Report on Form 10-KSB filed on March 3, 2006, MultiCell and Cohn identified errors in connection with the Company's accounting for stock options and warrants issued to consultants and scientific advisory board members during fiscal years 2004 and 2005, which led to the conclusion that MultiCell did not maintain effective internal controls over accounting for stock options and warrants as of November 30, 2005. As reported in MultiCell’s Annual Report on Form 10-KSB filed on March 15, 2007, Cohn noted several deficiencies related to the presentation of the basic financial statements and the accompanying notes to the financial statements and proposed certain entries that should have been recorded as part of the normal closing process. MultiCell’s internal control over financial reporting did not detect such matters and, therefore, was determined to be not effective in detecting misstatements and disclosure deficiencies as of November 30, 2006.

MultiCell has furnished a copy of the above disclosures to Cohn and has requested that Cohn furnish MultiCell with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 15, 2008, MultiCell engaged Hansen, Barnett and Maxwell, P.C. (“Hansen”) as its new independent registered public accounting firm to audit MultiCell’s financial statements for the year ending November 30, 2007 and to review the financial statements to be included in MultiCell’s quarterly report on Form 10-QSB for the quarters ending February 29, 2008, May 31, 2008 and August 30, 2008.

Prior to the engagement of Hansen, neither MultiCell nor anyone on behalf of MultiCell consulted with Hansen during MultiCell’s two most recent fiscal years and through January 15, 2008 in any manner regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on MultiCell’s financial statements; or (B) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(iv) of Regulation S-B).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from J.H. Cohn, LLP to the Securities and Exchange Commission dated January 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES, INC.

By:	/s/ W. Gerald Newmin
W. Gerald Newmin Chief Executive Officer, Chief Financial Officer

Date: January 17, 2008